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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [  ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                              THE RIVERFRONT FUNDS

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                   (Name of Registrant as Specified In Its Charter)

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       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:
            ------------------------------------------------------------

      3)    Filing Party:
            ------------------------------------------------------------

      4)    Date Filed:
            ------------------------------------------------------------


                                        8

                              THE RIVERFRONT FUNDS

                        THE RIVERFRONT INCOME EQUITY FUND

PROXY STATEMENT - PLEASE VOTE!

TIME IS OF THE ESSENCE...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.

The Riverfront Funds will hold a special meeting of shareholders of The Riverfront Income Equity Fund on December 8, 2000. It is important for you to vote on the issue described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issue.

Following is an introduction to the proposal and the process.

WHY AM I BEING ASKED TO VOTE?

Mutual funds are required to obtain shareholders' approval for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

WHAT IS THE ISSUE I AM BEING ASKED TO VOTE ON?

The proposal is to change the Fund's investment objectives from the current primary investment objective of seeking a high level of investment income and a secondary investment objective of seeking capital appreciation, to a new investment objective of seeking long-term growth of capital. In addition, upon, and contemporaneously with, this change in investment objectives, the Fund will change its name from The Riverfront Income Equity Fund to The Riverfront Select Value Fund.

HOW DO I VOTE MY SHARES?

You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. IF YOU SIGN AND RETURN THE PROXY CARD WITHOUT INDICATING A PREFERENCE, YOUR VOTE WILL BE CAST "FOR" THE PROPOSAL.

You may also vote by telephone at 1-800-690-6903, or through the Internet at WWW.PROXYVOTE.COM If you choose to help save the Trust time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

Call your Investment Professional or The Riverfront Funds. The Riverfront Fund's toll-free number is
1-800-424-2295.

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     After careful consideration, the Board of Trustees has unanimously approved
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       this proposal. The Board recommends that you read the enclosed materials
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                         carefully and vote FOR the proposal.
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                                        1

                              THE RIVERFRONT FUNDS

                        THE RIVERFRONT INCOME EQUITY FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD DECEMBER 8 , 2000

A Special Meeting of the shareholders of The Riverfront Income Equity Fund (the "Fund"), a series or portfolio of The Riverfront Funds (the "Trust"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (Eastern time), on December 8, 2000, for the following purposes:

              1. To approve changing the Fund's investment objectives from the current primary investment objectives of seeking a high level of investment income and a secondary investment objective of seeking capital appreciation, to a new investment objective of seeking long-term growth of capital.

               2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed October 10, 2000 as the record date for determination of shareholders entitled to notice and to vote at the meeting.

                                             By Order of the Board of Trustees,



                                                Timothy S. Johnson
                                                Secretary

October 26, 2000


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YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP
LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

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                                 PROXY STATEMENT

                              THE RIVERFRONT FUNDS

                        THE RIVERFRONT INCOME EQUITY FUND

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7010

ABOUT THE PROXY SOLICITATION AND THE MEETING

      The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on December 8, 2000, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

      The purpose of the Special Meeting is set forth in the accompanying Notice of Special Meeting. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about October 26, 2000, to shareholders of record at the close of business on October 10, 2000 (the "Record Date"). Each share is entitled to one vote for each dollar of net asset value of such share (and a proportionate fractional vote for any fractional dollar value) as of the close of business on the Record Date. On the Record Date, the Fund had outstanding 2,329,244 Investor A Shares of beneficial interest, without par value, and 792,543 Investor B Shares of beneficial interest, without par value. The net asset value per share of each outstanding Investor A Share on the Record Date was $11.74, and of each Investor B Share on the Record Date was $11.93.

        The Trust's annual report, which includes audited financial statements for the fiscal year ended December 31, 1999, was previously mailed to shareholders. The Trust's semi-annual report, which contains unaudited financial statements for the period ended June 30, 2000, was also previously mailed to shareholders. The Trust will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Fund's annual report and/or semi-annual report. Requests for the annual report or semi-annual report for the Fund may be made by writing to the Trust's principal executive offices or by calling the Trust. The Trust's principal executive offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010. The Trust's toll-free telephone number is 1-800-424-2295.

      PROPOSAL #1: APPROVAL OR DISAPPROVAL OF CHANGING THE FUND'S INVESTMENT OBJECTIVES FROM THE CURRENT PRIMARY INVESTMENT OBJECTIVE OF SEEKING A HIGH LEVEL OF INVESTMENT INCOME AND THE SECONDARY OBJECTIVE OF SEEKING CAPITAL APPRECIATION, TO A NEW INVESTMENT OBJECTIVE OF SEEKING LONG-TERM GROWTH OF CAPITAL.

      Currently the Fund's investment objectives are to seek a high level of investment income, with capital appreciation as a secondary objective. These investment objectives are fundamental and therefore cannot be changed without shareholder approval.

      At its meeting on August 18, 2000, the Trustees unanimously approved changing the Fund's investment objectives. The Trustees have determined that it would be in the best interest of the Fund to change the investment objectives to read as follows:

      "The investment objective of the Fund is to achieve the long-term growth of capital."

      This change is being submitted for shareholder approval at this Special Meeting.

      Changing the Fund's investment objectives will provide Provident Investment Advisors Inc., the Trust's investment adviser (the "Adviser") with greater flexibility in managing the Fund's portfolio. The change will enable the Adviser to manage the Fund's investments in the manner it believes may be most advantageous to the Fund's shareholders in light of current market conditions. The Fund intends to pursue its new investment objective, if approved by shareholders, by investing primarily in equity securities that, in the opinion of the Adviser, offer the potential for capital growth. The Fund will continue to use a value approach to investing by selecting securities of companies judged to be undervalued relative to the Adviser's assessment of current or projected earnings growth of the company, current market value of its assets, current valuations within the equity markets in general, or historical valuation levels of the company or its peers. As with any mutual fund, there is no guarantee that the investment objective will be achieved. The Fund and the Adviser do not anticipate the foregoing change will materially affect the Funds' investment risks.

      The Fund's current principal investment strategy is to invest in common stocks and securities convertible into common stocks of U.S. issuers with a demonstrated record of dividend payments and high total returns. Over the past several years, the availability of dividend paying common stocks that the Adviser believes offer good value to investors has become significantly limited, a trend the Adviser expects will continue. For example, based on data from Ibbotson Associates, during the decade of the 1980's, the S&P 500 dividend yield averaged 4.62%. During the decade of the 1990's, the dividend yield averaged 2.64%. In 1999, the dividend yield averaged 1.36%. Today it stands at approximately 1.07%. Such limited availability is due in part to the increased demand for growth oriented stocks (which typically do not pay dividends) and in part due to decisions by corporate management to reinvest more money back into the business to achieve increased shareholder value in the form of long- term capital gains rather than dividend increase. As a result, the Adviser has found it increasingly difficult to follow the Fund's principal investment strategy and attempt to achieve the Fund's investment objectives.

      As a result of these broad changes in the stock markets and the availability of suitable investments, the Adviser and the Trustees agreed that the Fund's fundamental investment objective should be changed as described above.

      The Trustees believe that requiring the Adviser to seek a minimum level of income under such market conditions results in the Fund's sacrificing total return without a compensating level of income otherwise benefiting shareholders. Changing the investment objectives will enable the Adviser to focus on searching for companies with sound economic fundamentals that have the potential for appreciation in stock price. While a company's dividend may continue to be a factor in the Adviser's investment process, the Adviser will not be required to emphasize it.

      Assuming shareholders approve a new investment objective of the Fund, the Trustees of the Trust plan to change the name of the Fund to The Riverfront Select Value Fund.

      Approval of Proposal #1 requires the affirmative vote of a majority of the votes attributable to the outstanding Shares of the Fund.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS APPROVAL OF CHANGING THE FUND'S INVESTMENT OBJECTIVES FROM THE CURRENT INVESTMENT OBJECTIVE OF SEEKING A HIGH LEVEL OF INVESTMENT INCOME AND A SECONDARY OBJECTIVE OF SEEKING CAPITAL APPRECIATION, TO A NEW INVESTMENT OBJECTIVE OF SEEKING LONG-TERM GROWTH OF CAPITAL.

                           INFORMATION ABOUT THE FUND

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

            The presence in person or by proxy of the holders of record of a majority of the votes attributable to the outstanding shares of the Fund entitled to vote shall constitute a quorum for the Fund at the Special Meeting. If, however, such quorum for the Fund shall not be present or represented at the Special Meeting or if fewer votes are present in person or by proxy than the minimum required for the Fund to approve any proposal presented the Special Meeting, the holders of a majority of the votes attributable to the shares present in person or by proxy shall have the power to adjourn the Special Meeting from time to time, without notice other than announcement at the Special Meeting, until the requisite number of votes shall be present at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal #1 and will vote against any such adjournment those proxies required to be voted against such Proposal. At any such adjourned Special Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Special Meeting as originally called.

            All shares represented by the enclosed form of proxy will be voted in accordance with the instructions indicated on the proxy if it is completed, dated, signed, and returned in time to be voted at the Special Meeting and is not subsequently revoked. If the proxy is returned properly signed and dated but no instructions are given, the shares represented by that proxy will be voted in favor of Proposal #1. Any proxy may be revoked by the timely submission of a properly executed, subsequently dated proxy; by delivery to the Trust of a timely written notice of revocation; or otherwise by giving notice of revocation in open meeting prior to the finalization of the vote on Proposal #1. Execution and submission of a proxy does not affect a shareholders' right to attend the Special Meeting in person. Due to the requirement that Proposal #1 be approved by a majority of the votes attributable to the Fund's outstanding shares in order to be adopted, an abstention by a shareholder from voting, either by proxy or in person at the Special Meeting, while counted towards determining whether a quorum is present, has the same effect as a negative vote on Proposal #1. Shares that are held by a broker-dealer or other fiduciary as record owner for the account of a beneficial owner will be counted for purposes of determining the presence of a quorum and as votes on matters presented if the beneficial owner has executed and timely delivered the necessary instructions for the record owner to vote the shares, or if the record owner has, and exercises, discretionary voting power. If the record owner does not have discretionary voting power as to a matter presented and has not timely received voting instructions from the beneficial owner, such shares, even though not voted, will have the same effect as a negative vote on the Proposal

SHARE OWNERSHIP OF THE FUND

Officers and Trustees of the Trust own less than 1% of the Fund's outstanding shares.

At the close of business on the Record Date, the following are the only person(s) to the knowledge of the Trust who beneficially own more than 5% of the outstanding shares of the Fund's Class A Shares: Fiserv Securities, Inc. Philadelphia, PA, owned approximately 1,008,666 Shares (43.32%), and The Provident Bank, Cincinnati, OH, owned approximately 383,380 Shares (16.47%).

At the close of business on the Record Date, there were no person(s) to the knowledge of the Trust who beneficially own more than 5% of the outstanding share of the Fund's Class B Shares.

             OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to The Riverfront Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, so that they are received within a reasonable time before the printing and mailing of materials for any such meeting.

      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.


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SHAREHOLDERS  ARE REQUESTED TO COMPLETE,  DATE AND SIGN THE ENCLOSED  PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

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                                              By Order of the Board of Trustees,

                                                              Timothy S. Johnson
                                                                       Secretary

October 26, 2000

                              THE RIVERFRONT FUNDS

                        THE RIVERFRONT INCOME EQUITY FUND

INVESTMENT ADVISER

PROVIDENT INVESTMENT ADVISORS, INC.

One East Fourth Street
Cincinnati, OH 45202

DISTRIBUTOR

EDGEWOOD SERVICES, INC.

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of The Riverfront Income Equity Fund (the "Fund"), a portfolio of The Riverfront Funds (the "Trust"), hereby appoint Timothy S. Johnson, Victor R. Siclari, Leanne C. O'Brien, and Maureen A. Ferguson or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on December 8, 2000, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE RIVERFRONT FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL #1.

                        TO APPROVE OR DISAPPROVE CHANGING THE FUND'S INVESTMENT OBJECTIVES FROM THE CURRENT PRIMARY INVESTMENT OF SEEKING A HIGH LEVEL OF INVESTMENT INCOME AND A SECONDARY OBJECTIVE OF SEEKING CAPITAL APPRECIATION, TO A NEW INVESTMENT OBJECTIVE OF SEEKING LONG-TERM GROWTH OF CAPITAL.

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



                                                YOUR VOTE IS IMPORTANT Please
                                                complete, sign and return this
                                                card as soon as possible.


                                                Dated


                                                Signature


                                                Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Fund (which matches the name on the address label of this proxy). Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

      YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903, OR THROUGH THE INTERNET AT
                     WWW.PROXYVOTE.COM.

Cusips      768709404
      768709800

25887 (10/00)